SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant         (X)
Filed by a Party other than the Registrant    (   )

Check the appropriate box:
(X)         Preliminary Proxy Statement
(   )         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(   )         Definitive Proxy Statement
(   )         Definitive Additional Materials
(   )     Soliciting Material under Section 240.14a-12

SURFORAMA.COM, INC. ___________________________________________________________________________________________________________________________

(Name of Registrant as Specified in its Charter)
___________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
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SURFORAMA.COM, INC.
18662 Mac Arthur Blvd., Suite #200-15
Irvine, California 92612

                                               July 31, 2003
Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Surforama.com, Inc., which will be held on August 22, 2003 at 10:00 a.m., Pacific Standard Time at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Surforama.com, Inc.

                              Sincerely,

                                                                                                                       /s/David Parker

BY ORDER OF THE BOARD OF DIRECTORS
                        David Parker
                                                            Chief Executive Officer and Director

SURFORAMA.COM, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
July 31, 2003

To the Shareholders:

Notice is hereby given that the annual meeting of the holders of shares of common stock of Surforama.com, Inc., a Nevada corporation (“Surforama") will be held at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102 on August 22, 2003, commencing at 10:00 a.m., Pacific Standard Time, for the following purposes:

1.    To consider and act upon a proposal to amend the Articles of Incorporation of the Company to change the Company’s name to eRXSYS Corp.;

2.    To ratify the 2003 Stock Option Plan of Surforama;

3.    To elect two directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified; and

4.    To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on July 25, 2003 are entitled to notice of, and to vote at, this meeting.

   /s/David Parker

BY ORDER OF THE BOARD OF DIRECTORS
David Parker
Chief Executive Officer and Director

Irvine, California
July 31, 2003
IMPORTANT
Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE SURFORAMA THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

SURFORAMA.COM, INC.
18662 Mac Arthur Blvd., Suite #200-15
Irvine, California 92612

PROXY STATEMENT
FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON AUGUST 22, 2003

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SURFORAMA ASSOCIATES OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This Proxy Statement is furnished in connection with the solicitation of Proxies by the board of directors of Surforama.com, Inc. for use at the Annual Meeting of the Stockholders to be held on August 22, 2003 at 10:00 a.m. (Pacific Time) at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102, and at any adjournment thereof (the “Meeting”), for the purpose of considering and voting upon a name change, to ratify the 2003 Stock Option Plan of Surforama , and the election of the named nominees to the board of directors. A copy of the proposed Certificate of Amendment to the Articles of Incorporation is attached to this proxy statement as Appendix A. A copy of the 2003 Stock Option Plan of Surforama is attached to this proxy statement as Appendix B. This Proxy Statement, the Notice of Meeting, the enclosed form of Proxy are expected to be mailed to stockholders on or about August 11, 2003.

RECORD DATE AND SHARES ENTITLED TO VOTE

The close of business on July 25, 2003 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of the Record Date of shares of our common stock, $0.001 par value per share (“Common Stock”) are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On July 25, 2003, there were an aggregate of 19,828,899 shares of Common Stock outstanding and entitled to vote.

PROXY SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Surforama and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Surforama will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Surforama will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. Surforama has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Surforama will spend an additional $3,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Surforama proxies and related materials may be directed in writing to the Chief Executive Officer, David Parker, P.O. Box 470977, Ft. Worth, Texas, 76147-0977.

VOTES REQUIRED

The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for the approval of the amendment of Surforama's Articles of Incorporation to change the name of Surforama to eRXSYS Corporation.

In order to ratify the 2003 Stock Option Plan of Surforama.com, Inc., a quorum must be present and the votes cast in favor of ratifying the plan must exceed the number of votes cast in opposition to the plan.

Stockholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this paragraph.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the Meeting.

VOTING OF PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder’s right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising Surforama in writing of such revocation; (b) executing a later-dated Proxy which is presented to us at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

QUORUM

The presence, in person or by proxy duly authorized, of the holder or holders of 33 1/3 percent of the outstanding shares of the corporation’s common voting stock on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. . Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

STOCKHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting.

NAME CHANGE

CHANGE OF CORPORATE NAME TO eRXSYS CORPORATION

Surforama historically has been in the business of selling private label web sites, products, services, and advertising. After seeking to expand its business, Surforama recently was assigned a license for a wireless, electronic prescription-writing/transmitting device called the Rx Unit.™ I n order to reflect this significant assignment and expansion, management considers it in the best interest of Surforama to change its name to eRXSYS Corp. The full text of the amendment if approved as proposed will be substantially in the form attached hereto as Appendix A.

EFFECTIVENESS OF AMENDMENT

If the amendment is approved by Surforama's shareholders, such Certificate of Amendment will become effective upon its filing by Surforama with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY SURFORAMA WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

RATIFY THE 2003 STOCK OPTION PLAN OF SURFORAMA

On July 28, 2003, the board of directors approved the 2003 Stock Option Plan. The purpose of this Plan is to strengthen Surforama by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of Surforama stock, and to attract individuals of outstanding ability to render services to and enter the employment of Surforama. The stock available for granting options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan is 15% of the issued and outstanding common stock of the company, including shares previously issued under the Plan or other stock option plans created by the Company. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on July 28, 2013. The full text of the 2003 Stock Option Plan is attached hereto as Appendix B.

The board has not as yet issued any options under the plan.

In summary, this plan provides as follows:

Types of Stock Options

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code (“Qualified Stock Options”), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code (“Non-Qualified Stock Options”).

Administration of the Plan

This Plan shall be administered by the Board of Directors or by a Compensation Committee (hereinafter the “Committee”) composed of members selected by, and serving at the pleasure of, the Board of Directors (the “Plan Administrator”). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

Grant of Options

The Company is hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non-Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non-Qualified Stock Options may be granted to employees, officers, directors and consultants who are selected by the Plan Administrator.

Stock Subject to Plan

The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. Subject to adjustment as provided herein, the maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan is 15% of the issued and outstanding common stock of the Company, including shares previously issued under the Plan or other stock option plans created by the Company.

The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed three percent (3%) of the issued and outstanding common shares of the Company. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

Terms and Conditions of Options

Specific requirements for the terms and conditions of all Option Agreements entered into are detailed in the Plan.

Termination of Amendment of the Plan

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (with limited exception) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the limits for determination of the minimum exercise price of Options granted under the Plan, and no extension of the limits for determination of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

Indemnification

The Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company).

Effective Date and Term of the Plan

This Plan became effective (the "Effective Date") on July 28, 2003, the date of adoption by the board of directors. Unless sooner terminated by the Board in its sole discretion, this plan will expire on July 28, 2013.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE RATIFYING THE 2003 STOCK OPTION PLAN. PROXIES SOLICITED BY SURFORAMA WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF SURFORAMA

The Board of Directors currently consists of two members. Directors are elected at the annual meeting of shareholders and hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The following persons are being nominated for election to the Board of Directors for the Annual Meeting:

Name of Nominee                   Age

DAVID PARKER                   47
A.J. LASOTA              60

It is the intention of the person named in the accompanying Proxy to vote proxies for the election of the two nominees. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of Proxy as Proxy Holders intend to vote for substitute nominees.

NOMINEES FOR ELECTION AS DIRECTORS

Following is information about each of the nominees for election to the Board of Directors:

DAVID PARKER. Mr. Parker has served as Chief Executive Officer of Surforama.com, Inc. since April 2003. From April 2003 to July 2003, Mr. Parker also served as President of Surforama.com, Inc. Mr. Parker founded RxSystems, Inc. in March 2002 and operates as their Chairman and Chief Executive Officer. From December 2001 to June 2002, Mr. Parker served as a business consultant to RTIN Holdings, Inc., the parent company of Safe Med Systems, Inc. and SafeScript Pharmacy, Inc. Mr. Parker has more than 20 years of experience in the financial, merchant banking, and financial public relations industries. Mr. Parker served as Vice-President-Retail Sales for Prudential Securities from November 1989 to December 1991. Mr. Parker launched and operated his own independent consulting practice from January 1991 until December 2001. From August 1983 to February 1988, Mr. Parker was employed at Merrill Lynch Pierce Fenner & Smith, where he rose to the position of executive Vice President. Mr. Parker graduated from Texas Christian University in 1981.

A.J. LASOTA . Mr. LaSota was appointed to the Board of Directors and as President of Surforama.com, Inc. in July 2003. From September 1995 to January 2003, Mr. LaSota served as the Vice-President and General Manager of the Metrex Division of Syborn Dental Specialties which is located in Orange, California and traded on the New York Stock Exchange. From 1993 to 1995, Mr. LaSota served a Vice President of Sales and Marketing for Metrex Research Corporation located in Parker, Colorado. In 1990, Mr. LaSota was President and Co-

Founder of Endolap, Inc., a business which specializes in selling endoscopy surgical product to hospital operating rooms and outpatient surgery centers in the United States. Since its inception to September 2000, Mr. LaSota served as their Chairman of the Board of Directors. From 1976 to 1990, Mr. LaSota founded and operated A.J. LaSota, Inc., a business which focused on selling specialty surgical products to hospitals and surgery clinics. Mr. LaSota worked in sales for Johnson & Johnson, Inc. from 1967 to 1976. Mr. LaSota graduated from University of Florida, Gainesville in 1965.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY SURFORAMA WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

COMMITTEES OF THE BOARD OF DIRECTORS

Surforama does not currently have an audit committee, compensation committee, nominating committee, executive committee, Stock Plan Committee, or any other committees.

COMPENSATION OF DIRECTORS

Directors of Surforama do not receive cash compensation for their services as directors or members of committees of the Board, but are reimbursed for their reasonable expenses incurred in attending Board or Committee meetings.

MEETINGS OF DIRECTORS DURING THE 2002 FISCAL YEAR

During our 2002 fiscal year there were no meetings of our board of directors held. Various matters were approved by consent resolution which in each case was signed by each of the members of the board of directors then serving.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain information as to our officers and directors.

Annual Compensation Table

		Annual Compensation				Long Term Compensation

Name	Title	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awarded	Options/ SARs (#)	LTIP payouts ($)	All Other Compensation

David Parker	CEO and Director	2002 2001 2000	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a

A.J. LaSota	President and Director	2002 2001 2000	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a
Ron Folse	Executive Vice President	2002 2001 2000	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a
A dam King	Secretary and Treasurer	2002 2001 2000	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a
Edward Yau	Former President, CEO, Director	2002 2001 2000	$2,400 $17,420 $31,900	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Michael Hanson	Former Vice-President, COO,CFO Director	2002 2001 2000	$0 $18,714 $31,899	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Gregory Yanke	Former Secretary and Director	2002 2001 2000	$0 $0 $0	0 0 0	0 0 $1,776Cdn	0 0 0	0 0 0	0 0 0	0 0 0

Stock Option Grants

There are no stock options to purchase our securities outstanding.

TRANSACTIONS WITH MANAGEMENT

Except as described below, none of the following persons has any direct or indirect material interest in any transaction to which we were or are a party during the past two years, or in any proposed transaction to which Surforama proposes to be a party:

(A)     any director or officer;

(B)     any proposed nominee for election as a director;

(C)     any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or

(D)     any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or    officer of any parent or subsidiary.

Our President, David Parker, also founded RxSystems, Inc. in March 2002 and operates as its current Chairman and Chief Executive Officer. RxSystems recently assigned to Surforama a license for a wireless, electronic prescription-writing/transmitting device called the Rx Unit.™ . Under this agreement, we became indebted to Mr. Parker for a $370,000.00 promissory note to be paid in fully amortized payments in the amount of $10,061.45 (based on a five percent (5%) interest rate) due on the 15th day of each month commencing January 15, 2004 and ending on May 15, 2007. These payments to Mr. Parker are reimbursement for personal monies expended by Mr. Parker to secure the license.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 25, 2003, the beneficial ownership of our common stock by each of our officers and directors, by each person known by us to beneficially own more than 5% of our common stock and by our officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 19,828,899 shares of common stock issued and outstanding on July 25, 2003.

Title of Class Stock	Name of beneficial owner	Number of shares of Common Stock	Percentage of Common Stock
Common Stock	David Parker, Chief Executive Officer and Director	10,120,000	51.0%
Common Stock	A.J. LaSota, President and Director	500,000	2.5%
Common Stock	Ron Folse, Executive Vice President	500,000	2.5%
Common Stock	Adam King, Secretary and Treasurer	200,000	1.0%
Common Stock	Director and Officers as a Group (4 persons)	11,320,000	57.0%

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

              Number   Transactions    Known Failures
                                                                    Of late      Not Timely     To File a
Name and principal position       Reports     Reported  Required Form
------------------------------------------- ----------- --------------- ---------------------
David Parker, President, CEO, and
Director                          1      1                         0

A.J. LaSota, President and Director    1      1                          0

Ron Folse, Executive Vice-President       1      1    0

Adam King, Secretary and Treasurer               1      1    0

Mike Hanson, Former Vice
President, COO, CFO, and Director   0      1                          0

Edward Yau, Former President,
CEO, and Director                                          0      1                          0

Greg Yanke, Former Secretary and
Director                                          0      0                          0

AUDIT FEES

Surforama has been billed approximately $3,500 for professional services rendered for the audit of its annual financial statements for the most recent fiscal year. In addition, Surforama paid approximately $1,500 for the reviews of its quarterly financial statements for the most recent fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by Surforama’s auditors for: (a) directly or indirectly operating, or supervising the operation of, Surforama’s information system or managing Surforama’s local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to Surforama’s financial statements taken as a whole. As there were no fees billed or expended for the above services, Surforama’s board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from Surforama.

FORWARD–LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on Surforama’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. Surforama does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Surforama’s proxy statement and form of proxy for its next annual meeting of shareholders will be August 22, 2004. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Surforama’s proxy statement and form of proxy is considered untimely is 45 days prior to August 22, 2004.

WHERE YOU CAN FIND MORE INFORMATION

Surforama is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Surforama files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

   /s/David Parker

BY ORDER OF THE BOARD OF DIRECTORS
David Parker
Chief Executive Officer and Director

Irvine, California
July 31, 2003

SURFORAMA.COM, INC.
PROXY FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
OF
SURFORAMA.COM, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Parker with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the annual meeting of SURFORAMA.COM, INC., a Nevada corporation (“Surforama”), to be held at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102, on August 22, 2003 at 10:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated [X]        Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NAME CHANGE, THE 2003 STOCK OPTION PLAN, AND THE ELECTION OF THE NAMED NOMINEES TO THE BOARD.

1. Name Change to eRXSYS Corporation.
FOR name change       NOT FOR name change
[_]              [_]
2. Ratify the 2003 Stock Option Plan for Surforama
FOR Plan         NOT FOR Plan
[_]              [_]
3. Election Of Directors: Nominees – David Parker and A.J. LaSota
FOR Election                        NOT FOR Election
of nominees                           of nominees
[_]             [_]

Except vote withheld from following nominee listed above.
___________________________    ________________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)                       Dated: ________________, 2003

___________________________            ___________________________

APPENDIX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE ARTICLES OF
INCORPORATION

Office Use Only:
Dean Heller
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4201

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)
- Remit in Duplicate -

1.  Name of corporation:

           SURFORAMA.COM, INC.
__________________________________________________________________________________________________________________________

2.       The articles have been amended as follows (provide article numbers, if available):

           Article I is amended to read as follows:

           The name of the Corporation is eRXSYS, Inc.
__________________________________________________________________________________________________________________________

3.       The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:*

__________________________________________________________________________________________________________________________
* if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.
__________________________________________________________________________________________________________________________

4.  Officer Signatures (Required):

____________________________  and  ____________________________
President           Secretary

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.
Nevada Secretary of State Form 78.385 PROFIT AMENDMENT1999.01
Revised on: 07/21/01

APPENDIX B

2003 STOCK OPTION PLAN OF SURFORAMA.COM, INC.

2003 STOCK OPTION PLAN OF

SURFORAMA.COM, INC.

July 28, 2003

A Nevada Corporation

2003 STOCK OPTION PLAN OF
SURFORAMA.COM, INC.

TABLE OF CONTENTS

Page No.

PURPOSE OFTHE PLAN                                                         1

TYPES OF STOCK OPTIONS                                                                                                                                                                                      1

DEFINITIONS                                                      1

ADMINISTRATIONOF THE PLAN                                            2

GRANTOF OPTIONS                                                                                                                                                                                                     3

STOCK SUBJECT TO PLAN                                                                                                                                                                                       4

TERMS AND CONDITIONS OF OPTIONS                                                                                                                                                                 4

TERMINATION OR AMENDMENT OF THE PLAN                                                                                                                                        9

INDEMNIFICATION                                                                                                                                                                                                         9

EFFECTIVE DATE AND TERM OF THE PLAN                                                                                                                                                      10

2003 STOCK OPTION PLAN OF
SURFORAMA.COM, INC.

A Nevada Corporation
___________________________________________________________________________________________________________________________

1.    PURPOSE OF THE PLAN

The purpose of this Plan is to strengthen Surforama.com, Inc. (hereinafter the “Company”) by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of stock of the Company, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries.

2.    TYPES OF STOCK OPTIONS

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code (“Qualified Stock Options”), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code (“Non-Qualified Stock Options”).

3.    DEFINITIONS

The following definitions are applicable to the Plan:

(1)    Board. The Board of Directors of the Company.

(2)    Code. The Internal Revenue Code of 1986, as amended from time to time.

(3)    Common Stock. The shares of Common Stock of the Company.

(4)    Company. Surforama.com, Inc., a Nevada corporation.

(5)    Consultant. An individual or entity that renders professional services to the Company as an independent contractor and is not an employee or under the direct supervision and control of the Company.

(6)    Disabled or Disability. For the purposes of Section 7, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

           (7)              Fair Market Value. For purposes of the Plan, the “fair market value" per share of Common Stock of the Company at any date shall be: (a) if the

                              Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; or (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASDAQ electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date; or (c) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, or quoted by NASDAQ or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

(8)             Incentive Stock Option. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(9)             Non-Qualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

(10)           Optionee. The recipient of a Stock Option.

(11)           Plan Administrator. The board or the Committee designated by the Board pursuant to Section 4 to administer and interpret the   terms of the Plan.

(12)           Stock Option. Any option to purchase shares of Common Stock granted pursuant to Section 7.

4.    ADMINISTRATION OF THE PLAN
This Plan shall be administered by the Board of Directors or by a Compensation Committee (hereinafter the “Committee”) composed of members selected by, and serving at the pleasure of, the Board of Directors (the “Plan Administrator”). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or

3

determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

If a Committee is established, all of the members of the Committee shall be persons who, in the opinion of counsel to the Company, are outside directors and "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission. From time to time, the Board may increase or decrease the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

At the option of the Board, the entire Board of Directors of the Company may act as the Plan Administrator during such periods of time as all members of the Board are “outside directors” as defined in Prop. Treas. Regs. '1.162-27(e)(3), except that this requirement shall not apply during any period of time prior to the date the Company's Common Stock becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

5.    GRANT OF OPTIONS

The Company is hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non-Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non-Qualified Stock Options may be granted to employees, officers, directors and consultants who are selected by the Plan Administrator.

6.    STOCK SUBJECT TO PLAN

The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. Subject to adjustment as provided herein, the maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan is 15% of the issued and outstanding common stock of the Company, including shares previously issued under the Plan or other stock option plans created by the Company.

The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed three percent (3%) of the issued and outstanding common shares of the Company. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

7.    TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions that are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

(1)    Number of Shares. Each Option agreement shall specify the number of shares subject to the Option.

(2)    Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of the grant, but shall not be less than 85% of Fair Market Value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of any Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the Fair Market Value per share of the Common Stock of the Company on the date the Option is granted. For purposes of determining the stock ownership of an employee, the attribution rules of Section 424(d) of the Code shall apply.

(3)    Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by: (a) delivery of a written notice to the Company prior to the time when such Stock Option becomes unexercisable herein, stating the number of shares bring purchased and complying with all applicable rules established by the Plan Administrator; (b) payment in full of the exercise price of such Option by, as applicable, delivery of: (i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a “cashless exercise”), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock-for-stock exercise"); (c) payment of the amount of tax required to be withheld (if any) by the Company, or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by: (i) cash or check payable to the Company, (ii) a cashless exercise, (iii) a stock-for-stock exercise, or (iv) a combination of one or more of the foregoing payment methods; and (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or arrange for the extension and maintenance of credit to any Optionee to finance the Optionee's purchase of shares pursuant to the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

(4)    Terms of Option. No Option shall be exercisable after the expiration of the earliest of: (a) ten years after the date the Option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is for any reason other than Disability or death, (c) one year after the date the Optionee's employment with the Company, and its subsidiaries, terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the term set forth in (a) above shall not be more than five years after the date the Option is granted.

(5)    Exercise of an Option. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall vest or be exercisable and to accelerate the time or times of vesting and exercise; provided, however each Option shall provide the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted. Unless otherwise provided by the Plan Administrator, each Option will not be subject to any vesting requirements. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant hereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

(6)    No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

(7)    Limit on Incentive Stock Option. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which an Incentive Stock Option is granted and exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. The determination of which Stock Options shall be treated as Non-Qualified Stock Options shall be made by taking Stock Options into account in the Order in which they were granted.

(8)             Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under state securities laws. If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock be subject to restrictions on transfer. The Company may place a legend on the share certificates reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section.

8

                  In addition, the Optionee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of any such agreement shall apply to the optioned shares.

(9)    Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise will be acquired for investment and without a view toward distribution thereof, and in such case, the Company may place a legend on the share certificate(s) evidencing the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

(10)      Rights as a Shareholder or Employee. An Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (Ordinary or extraordinary, whether cash, securities, or other property), or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in paragraph (13) below. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

(11)       No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an  Option.

(12)      Exercise in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of paragraph (4) above.

(13)     Recapitalization or Reorganization of the Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made (1) in the number and class of shares subject to the Plan, (2) to the Option rights granted under the Plan, and (3) in the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the Option shall he rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option agreement.

(14)      Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding options granted under the Plan and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner that would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

(15)      Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

8.    TERMINATION OR AMENDMENT OF THE PLAN

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (except by operation of the provisions of paragraph (13) above) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the limits for determination of the minimum exercise price of Options granted under the Plan, and no extension of the limits for determination of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9.    INDEMNIFICATION

In addition to such other rights of indemnification as they may have as members of the Board Committee that administers the Plan, the members of the Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company). In addition, such members shall be indemnified by the Company for any amount paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall have been adjudged that such member is liable for negligence or misconduct in the performance of his or her duties, provided however that within sixty (60) days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

10.    EFFECTIVE DATE AND TERM OF THE PLAN

This Plan shall become effective (the "Effective Date") on the date of adoption by the board of directors. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on July 28, 2013.

IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Plan to be executed as of the 28th day of July, 2003.

SURFORAMA.COM, INC.

__________________________
By:     David Parker
Its:   Chief Executive Officer and Director

__________________________
By:     A.J. LaSota
Its:   President and Director